UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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AEVI GENOMIC MEDICINE, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AEVI GENOMIC MEDICINE, INC.

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on                        , 2017

To the Stockholders of Aevi Genomic Medicine, Inc.:

Notice is hereby given that a special meeting of stockholders of Aevi Genomic Medicine, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on                        , 2017, at the offices of Pepper Hamilton LLP at 3000 Two Logan Square Philadelphia, Pennsylvania 19103, to consider and act upon the following proposals:

1.	To approve the issuance of shares of our common stock, par value $0.0001 per share, accompanying warrants and the shares of common stock issuable upon exercise of such warrants, pursuant to and in accordance with the terms of the private placement financing transaction contemplated by a securities purchase agreement, dated August 9, 2017, by and among Aevi Genomic Medicine, Inc. and the investors named therein, and the other documents and agreements related thereto, and the other transactions contemplated thereby.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares.

3.	To consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve proposal 1 or 2 above.

Our board of directors has no knowledge of any other business to be transacted at the special meeting. Only holders of record of the common stock at the close of business on                        , 2017 are entitled to notice of and to vote at the special meeting. All stockholders are cordially invited to attend the special meeting in person.

To ensure your representation at the special meeting, you are urged to vote by (i) visiting the website listed on your proxy card, (ii) signing and dating your proxy card and returning it in the postage-prepaid envelope if you have elected to receive a hard copy of the proxy card, or (iii) attending the special meeting and voting in person. You may revoke your proxy in the manner described in the attached proxy statement at any time before it has been voted at the special meeting. Any stockholder attending the special meeting may vote in person even if he or she has returned a proxy.

Please read the attached proxy statement, as it contains important information you need to know to vote at the special meeting.

By Order of the Board of Directors,

Michael F. Cola
President and Chief Executive Officer

Wayne, Pennsylvania

                       , 2017

AEVI GENOMIC MEDICINE, INC.

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

PROXY STATEMENT

For the Special Meeting of Stockholders

To be held on                        , 2017

GENERAL

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company,” “we” or “us”) for use at the Company’s special meeting of stockholders (the “Special Meeting”) to be held at 10:00 a.m., local time, on                        , 2017, at the offices of Pepper Hamilton LLP at 3000 Two Logan Square Philadelphia, Pennsylvania 19103, or at any adjournments thereof. The notice of Special Meeting, this proxy statement, and the accompanying proxy card are expected to be first sent or given to stockholders commencing on or about                        , 2017. The Company’s principal executive offices are located at 435 Devon Park Drive, Suite 715, Wayne, Pennsylvania 19087.

The Company’s common stock, par value $0.0001 per share (the “Common Stock”), is listed on the Nasdaq Global Market under the symbol “GNMX.” On                   , 2017, the closing sale price of Common Stock was $       .

SOLICITATION

Proxies may be solicited on behalf of the Board by the Company’s directors, officers, and regular employees by mail, Internet or in person. Directors, officers, and other employees will not be paid any additional compensation for soliciting proxies. The cost of soliciting proxies, including expenses in connection with preparing, assembling and mailing the proxy materials, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, banks, nominees, fiduciaries and custodians to forward to beneficial owners of the Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of the Common Stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. The Company has engaged Okapi Partners LLC to assist in the solicitation of proxies and provide related advice and informational support, the Company estimates that it will pay the proxy solicitor a fee of $10,000 for its services plus certain costs and expenses.

RECORD DATE, OUTSTANDING SHARES, AND VOTING RIGHTS

The Board has fixed                        , 2017 as the record date (the “record date”) for determining holders of Common Stock who are entitled to notice of, and to vote at, the Special Meeting. As of the record date, the Company had                         shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Special Meeting.

At the Special Meeting, the holders of the Common Stock will be asked to vote on the following proposals:

Proposal No. 1. To approve the issuance by the Company of shares of Common Stock, accompanying warrants to purchase shares of Common Stock (the “Warrants”) and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), pursuant to and in accordance with the terms of the private placement financing transaction contemplated by a securities purchase agreement, dated August 9, 2017, by and among the Company and the investors named therein, and the other documents and agreements related thereto, and the other transactions contemplated thereby.

Proposal No. 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares.

Proposal No. 3. To consider and vote on a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 or Proposal No. 2.

To conduct business at the Special Meeting, a quorum must be present. The presence, in person or by proxy, of holders of record of at least one-third of the votes represented by issued and outstanding Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the meeting. The affirmative vote of a majority of the votes properly cast at the Special Meeting is required for approval of Proposals No. 1 and 3. Abstentions and non-votes will have no effect on the outcome of Proposals No. 1 and 3. The affirmative vote of a majority of the shares of outstanding Common Stock on the record date is required for approval of Proposal No. 2. Abstentions and non-votes will have the same effect as a vote against Proposal No. 2. None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or the Company’s Amended and Restated Certificate of Incorporation.

METHODS OF VOTING

Voting in Person at the Meeting. If you are a registered stockholder and attend the Special Meeting, you may vote in person at the meeting. If your shares of Common Stock are held in “street” name or by a nominee and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” or letter of representation from the broker, bank or other nominee that holds your shares of Common Stock of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of Common Stock in your own name as a holder of record with the Company’s transfer agent, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of Common Stock in one of the following ways:

•	By Mail. If you would like to authorize a proxy to vote your shares by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you do not mark your voting instructions on the signed and returned proxy card, your shares will be voted “for” each of Proposals 1, 2 and 3, in accordance with the Board’s recommendations.

•	By Internet. You may also have the option to authorize a proxy to vote your shares via the Internet. If this option is available to you, the website for Internet proxy authorization will be printed on your proxy card. Internet proxy authorization is available 24 hours each day until 11:59 p.m., Eastern Time, on , 2017. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Voting by Proxy for Shares Registered in “Street” or Nominee Name. If your shares of Common Stock are held in “street” name or by a nominee, you must follow the voting instructions provided to you by your broker, bank or other nominee holder in order to have your shares of Common Stock voted on all items. Only your broker, bank or other nominee holder can vote your shares. Without your instructions, since the matters on which stockholders are being asked to vote at the Special Meeting are considered non-routine matters, your broker is not permitted to use discretion and vote your shares on the matters to be considered.

Please see the enclosed proxy card for further instructions on how to submit your vote.

REVOCABILITY OF PROXY AND VOTING OF SHARES

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of the Company, at the Company’s principal executive offices, located at 435 Devon Park Drive, Suite 715, Wayne, Pennsylvania 19087. The proxy may also be revoked by attending the Special Meeting, giving notice of revocation and voting in person. Attendance at the Special Meeting, by itself, will not constitute revocation of a proxy. If not revoked, the proxy will be voted at the Special Meeting in accordance with the stockholder’s instructions indicated on the proxy card.

 INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

The Company’s directors and executive officers will purchase 793,651 shares of Common Stock and Warrants which are exercisable initially to purchase 141,210 shares of Common Stock in the offering for an aggregate purchase price of $1.0 million. Any sale of the Common Stock and Warrants to directors and executive officers will be made on the same terms and conditions applicable to non-affiliated purchasers.

OTHER MATTERS

The Board does not know of any other matter which may come before the Special Meeting. If any other matters are properly presented to the Special Meeting, it is the intention of the person named as proxy in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

VOTING RESULTS

Voting results will be published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock as of August 4, 2017 (except as otherwise provided below) by the following individuals or entities: (i) each stockholder known to us to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s named executive officers as determined in accordance with the rules of the SEC; (iii) each director; and (iv) executive officers and directors, as a group.

Beneficial ownership is determined in accordance with the SEC rules and includes voting and investment power with respect to the shares. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire currently or within 60 days after August 4, 2017 through the exercise of any stock options or other rights, including upon the exercise of warrants to purchase shares of Common Stock and the conversion of convertible notes and preferred stock into Common Stock. Such shares are deemed outstanding for computing the percentage ownership of the person holding such options or rights, but are not deemed outstanding for computing the percentage ownership of any other person. As of August 4, 2017, there were 37,110,043 shares of Common Stock issued and outstanding.

Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o Aevi Genomic Medicine, Inc., 435 Devon Park Drive, Suite 715, Wayne, Pennsylvania 19087.

	Shares Beneficially Owned
Name	Number	Percentage**

Named Executive Officers and Directors:

Sol J. Barer(1)	1,716,700	4.6%
Eugene A. Bauer(2)	264,445	*
Alastair Clemow(3)	198,409	*
Michael F. Cola(4)	1,867,183	4.8%
Barbara G. Duncan(5)	46,667	*
Wilbur H. Gantz(6)	386,390	1.0%
Joseph J. Grano, Jr.(7)	429,164	1.1%
Garry A. Neil(8)	1,119,972	2.9%
Brian D. Piper(9)	327,439	*
All directors and executive officers as a group (9 persons)(10)	6,356,369	15.2%

	Shares Beneficially Owned
Name	Number	Percentage**

5% Stockholders:
Philip R. Harper(11)	5,065,213	13.6%
Adage Capital Partners, L.P.(12)	2,064,235	5.6%
Isaac Blech(13)	1,956,071	5.2%

*	Represents less than 1%.

**	Percentages calculated in accordance with SEC rules.

(1)	Consists of:

(i)	607,000 shares of Common Stock, 15,000 options having an exercise price of $7.25 per share expiring on January 2, 2023, 15,000 options having an exercise price of $6.50 per share expiring on January 2, 2024, 80,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 80,000 options having an exercise price of $4.83 per share expiring on April 15, 2026 held directly by Dr. Barer;

(ii)	153,846 shares of Common Stock held by Dr. Barer’s wife;

(iii)	200,000 options having an exercise price of $5.22 per share expiring on September 13, 2023, held by the Sol J. Barer 2014 Grantor Retained Annuity Trust No. III, of which Dr. Barer is the sole trustee and annuitant;

(iv)	200,000 options having an exercise price of $5.22 per share expiring on September 13, 2023, held by the Meryl Barer 2014 Grantor Retained Annuity Trust No. III, of which Dr. Barer’s wife is the sole trustee and annuitant; and

(v)	365,854 shares of Common Stock held by the Sol J. Barer 2013 Grantor Retained Annuity Trust No. IV, of which Dr. Barer is the sole trustee and annuitant.

(2)	Includes 145,874 shares of Common Stock, 28,571 options having an exercise price of $8.19 per share expiring on September 14, 2020, 50,000 options having an exercise price of $6.70 per share expiring on November 11, 2023, 20,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 20,000 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(3)	Includes 37,695 shares of Common Stock, 12,857 options having an exercise price of $8.19 per share expiring on September 13, 2020, 12,857 options having an exercise price of $6.55 per share expiring on January 11, 2021, 15,000 options having an exercise price of $2.66 per share expiring on January 3, 2022, 15,000 options having an exercise price of $7.25 per share expiring on January 2, 2023, 50,000 options having an exercise price of $6.70 per share expiring on November 11, 2023, 15,000 options having an exercise price of $6.50 per share expiring on January 2, 2024 and 20,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 20,000 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(4)	Includes 99,436 shares of Common Stock, 1,500,000 options having an exercise price of $4.22 per share expiring on September 13, 2023, 17,327 options having an exercise price of $6.45 per share expiring on April 16, 2024, 167,087 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 83,333 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(5)	Includes 26,667 options having an exercise price of $8.09 per share expiring on July 22, 2025 and 20,000 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(6)	Includes 31,390 shares of Common Stock, 300,000 options having an exercise price of $6.29 per share expiring on October 16, 2018, 15,000 options having an exercise price of $6.50 per share expiring on January 2, 2024, 20,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 20,000 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(7)	Includes 74,164 shares of Common Stock, 300,000 options having an exercise price of $4.99 per share expiring on March 15, 2018, 15,000 options having an exercise price of $6.50 per share expiring on January 2, 2024, 20,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 20,000 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(8)	Includes 39,774 shares of Common Stock, 900,000 options having an exercise price of $4.22 per share expiring on September 13, 2023, 13,532 options having an exercise price of $6.45 per share expiring on April 16, 2024, 100,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 66,666 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(9)	Includes 2,439 shares of Common Stock, 250,000 options having an exercise price of $6.45 per share expiring on April 16, 2024, 25,000 options having an exercise price of $7.01 per share expiring on February 18, 2025 and 50,000 options having an exercise price of $4.83 per share expiring on April 15, 2026.

(10)	Footnotes (1) through (9) are incorporated herein.

(11)	Information based solely on a Schedule 13G filed with the SEC by Philip R. Harper on March 30, 2017 (the “Harper Schedule 13G”). According to the Harper Schedule 13G, Mr. Harper owns 4,845,213 shares of Common Stock and Mr. Harper’s wife owns 220,000 shares of Common Stock. Mr. Harper shares voting and dispositive power over these shares with his wife. The address for Mr. Harper is 1850 Rose Cottage Lane, Malvern, Pennsylvania 19355.

(12)	Information based solely on Schedule 13G filed with the SEC by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchison and Phillip Gross (collectively, the “Adage Reporting Persons”) on June 2, 2017 (the “Adage Schedule 13G”). Each of the Adage Reporting Persons shares voting and dispositive power over the 2,064,235 shares of Common Stock reported in the Adage Schedule 13G. ACPGP is the general partner of ACP, and ACA is the managing member of ACPGP; therefore, ACPGP and ACA may be deemed to beneficially own securities owned by ACP. Mr. Atchinson and Mr. Gross are the managing members of ACA and therefore may be deemed to beneficially own securities owned by ACP. The address for the Adage Reporting Persons is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(13)	Consists of:

(i)	21,000 shares of common stock, 19,068 options having an exercise price of $6.65 per share expiring on September 12, 2017, 15,000 options having an exercise price of $2.66 per share expiring on September 12, 2017, 15,000 options having an exercise price of $7.25 per share expiring on September 12, 2017, 50,000 options having an exercise price of $6.70 per share expiring on September 12, 2017, 15,000 options having an exercise price of $6.50 per share expiring on September 12, 2017, 20,000 options having an exercise price of $7.01 per share expiring on September 12, 2017 and 20,000 options having an exercise price of $4.83 per expiring on September 12, 2017 held directly by Mr. Blech;

(ii)	400,000 shares of common stock held by Liberty Charitable Remainder Trust FBO Isaac Blech UAD 1/9/87 (the “Liberty Trust”);

(iii)	400,000 shares of common stock held by West Charitable Remainder Unitrust (the “West Trust”); and

(iv)	981,003 shares of common stock held by River Charitable Remainder Unitrust f/b/o Isaac Blech (the “River Trust”).

Mr. Blech is the sole trustee of each of the Liberty Trust, the West Trust and the River Trust (collectively, the “Trusts”), and, as such, has sole voting and dispositive power over the securities held by the Trusts. Mr. Blech disclaims beneficial ownership of the securities held by the Trusts. The address of the Trusts is 75 Rockefeller Plaza, 29th Floor, New York, New York 10019.

PROPOSAL NO. 1

THE SECURITIES OFFERING

Overview

On August 9, 2017, the Company entered into a securities purchase agreement (the “Purchase Agreement”), attached hereto as Appendix A, with The Children’s Hospital of Philadelphia Foundation (the “CHOP Foundation”) as the lead purchaser and certain other existing institutional and accredited investors (collectively, the “Purchasers”), providing for the sale by the Company of 22,222,222 shares (the “Shares”) of its Common Stock and Warrants (the “Warrants”) to purchase up to an aggregate of 3,953,904 shares of Common Stock (the “Warrant Shares”), at a purchase price of $1.26 per share of Common Stock and accompanying Warrant (the “Offering”). The purchase price to be paid for the Common Stock in the Offering represents a 3% premium to the volume weighted-average price of the Common Stock based on the closing bid price on the Nasdaq Global Market for the ten trading days prior to and including, August 4, 2017. Each Purchaser will receive a Warrant exercisable to purchase a pro rata amount of shares of Common Stock (based on the shares of Common Stock purchased in the Offering) at a purchase price of $2.84 per share of Common Stock, which will expire five years after the date of issuance. The CHOP Foundation has committed to provide up to an additional $5.0 million of equity financing through June 30, 2018, subject to certain terms and conditions. The aggregate gross proceeds for the Offering will be approximately $28.0 million. The consummation of the Offering (the “Closing”) is subject to the approval of this Proposal No. 1 and the satisfaction of customary closing conditions.

Jefferies LLC served as financial advisor to the Company and Evercore Group LLC served as financial advisor to the CHOP Foundation in connection with the Offering.

Reasons for the Offering

The Company intends to use the net proceeds from the Offering primarily to further the development of its two lead clinical programs, to support its ongoing collaboration with the Children’s Hospital of Philadelphia, to develop other product candidates and for general corporate purposes.

Description of Common Stock

The Company’s authorized capital stock currently consists of 100,000,000 shares of Common Stock. The Company does not have any preferred stock outstanding or authorized. As of August 4, 2017, there were 37,110,043 shares of Common Stock issued and outstanding.

Holders of Common Stock are entitled to one vote per share on matters on which the Company’s stockholders vote. There are no cumulative voting rights. Holders of Common Stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of Common Stock are entitled to share ratably in the Company’s assets once the Company’s debts are paid. The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) does not provide the holders of Common Stock with any redemption, conversion or preemptive rights.

The Company is subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”). In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns, or did own within three years prior to the determination of interested stockholder status, 15% or more of the corporation’s voting stock. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

•	before the stockholder became interested, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon completion of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding shares owned by persons who are directors and also officers, and employee stock plans, in some instances; or

•	at or after the time the stockholder became interested, the business combination was approved by the Board and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

In connection with its approval of the Offering and the issuance of the Shares, the Warrants and the Warrant Shares, the Board provided its approval for the purposes of Section 203 of the DGCL so that the CHOP Foundation will not become an interested stockholder as a result of its purchase of Shares, Warrants Shares or both.

Common Stock is listed on the Nasdaq Global Market under the symbol “GNMX.” The transfer agent and registrar for Common Stock is Corporate Stock Transfer, Inc.

Description of Warrants

The Warrants to be issued to the Purchasers in the Offering are exercisable for an aggregate of 3,953,904 Warrant Shares. The price at which a holder of the Warrants may purchase shares upon exercise of a Warrant is $2.84 per share. The Warrants have a five-year term, are exercisable immediately after issuance and include customary “cashless exercise” terms. The Warrants are subject to customary pro rata anti-dilution provisions in the event of stock splits, stock dividends, stock combinations or similar events affecting Common Stock.

If, at any time while a Warrant is outstanding, a fundamental transaction occurs, then, upon any subsequent exercise of a Warrant, the holder of the Warrant will have the right to receive, upon exercise of the Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of the Warrant. The form of Warrant is attached hereto as Appendix C.

Registration Rights

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, attached hereto as Appendix B. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC within 60 days after the Closing for purposes of registering the resale of the Shares and the Warrant Shares. The Company also agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC within 90 days after the Closing (120 days in the event the Resale Registration Statement is reviewed by the SEC). The Company also granted the Purchasers certain demand and piggyback registration rights. The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

 From the date of the Purchase Agreement until the later of (i) the effective date of the Resale Registration Statement or (ii) if the CHOP Foundation’s lock-up agreement discussed below is no longer in effect, thirty (30) days after such effective date, the Company will be prohibited from issuing any shares of Common Stock or Common Stock equivalents, subject to certain permitted exceptions.

Lock-Up of Shares

The CHOP Foundation will enter into a lock-up agreement at Closing, pursuant to which it will agree to certain restrictions on transfer of the securities purchased by it until the earliest of (i) June 30, 2018, (ii) two business days after the release of data from the Company’s ongoing AEVI-001 Phase 2 trial and (iii) the occurrence of a Material Adverse Change (as defined in the Purchase Agreement).

Nomination Rights

Pursuant to the terms of the Purchase Agreement, the CHOP Foundation will have the right to nominate one director to the Board so long as the CHOP Foundation holds at least 10% of the Company’s outstanding Common Stock.

Why the Company Needs Stockholder Approval

Common Stock is listed on the Nasdaq Global Market and, as such, the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(b) (the “Nasdaq Change of Control Rule”) requires stockholder approval before the issuance of securities when the issuance or potential issuance of securities will result in a change of control of the Company. Nasdaq defines a change of control as occurring when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of a company, and such ownership or voting power would be the largest ownership position. Following the Closing, the CHOP Foundation will own shares of the Company’s Common Stock which represent more than 20% of the total voting power of the Company’s voting securities. As a result, the CHOP Foundation may be deemed to acquire control of the Company for purposes of the Nasdaq Change of Control Rule.

As the Offering will result in a change of control of the Company under the Nasdaq Change of Control Rule, the Company seeks your approval of the Offering and the issuance of the Common Stock, Warrants and Warrant Shares to be issued, or issuable, as part of the Offering in order to satisfy the requirements of the Nasdaq Change of Control Rule and complete the Closing as contemplated. If stockholder approval for the Offering and the issuance of the Common Stock, the Warrants and the Warrant Shares to be issued, or issuable, as part of the Offering is not obtained by November 7, 2017 (or November 27, 2017 in the case that the SEC reviews this proxy statement), the Purchasers have the right to terminate the Offering and the Company will be obligated to pay up to an aggregate of $1.0 million of the Purchasers’ fees and expenses.

The Offering will likely result in a significant increase in the number of shares of Common Stock outstanding and, as a result, the Company’s current stockholders will own a smaller percentage of its outstanding shares of Common Stock, causing a reduction in the percentage interests of the Company’s current stockholders in voting power, any liquidation value, the Company’s book and market value, and in any future earnings.

The information set forth in this Proposal is qualified in its entirety by reference to the terms of the Purchase Agreement, the Registration Rights Agreement, and the form of Warrant, attached hereto as Appendices A through C, respectively. Stockholders are urged to carefully read these documents. Approval of this Proposal will constitute approval pursuant to the Nasdaq Change of Control Rule.

Interests of Directors and Executive Officers

The Company’s directors and executive officers will purchase 793,651 shares of Common Stock and Warrants exercisable initially for 141,210 shares of Common Stock in the Offering for an aggregate purchase price of $1.0 million. Any sale of the Common Stock and Warrants to directors and executive officers will be made on the same terms and conditions applicable to non-affiliated purchasers.

Vote Required

The affirmative vote of a majority of the votes properly cast at the Special Meeting is required for the approval of this Proposal. Abstentions and broker non-votes with respect to this Proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will not be counted as “votes cast,” and therefore will have no impact on the outcome of the vote for this Proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

PROPOSAL NO. 2

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Certificate currently provides for 100,000,000 shares of Common Stock. The Board believes that an amendment to the Certificate authorizing an increase in the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares of Common Stock (the “Common Stock Amendment”) would more appropriately support the present and future needs of the Company. The Common Stock Amendment would afford the Company flexibility in raising equity capital, reserving additional shares for issuance under director and employee incentive plans, making acquisitions through the use of Common Stock, structuring joint ventures and strategic alliances, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Under the Certificate, the Company’s stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board elect to issue additional shares; existing stockholders would not have any preferential rights to purchase any shares.

If the Company’s stockholders approve the Common Stock Amendment, the Company will file a Certificate of Amendment to the Certificate, in the form attached hereto as Appendix D, with the Secretary of the State of Delaware. Upon filing of the Certificate of Amendment, the first sentence of Article IV of the Certificate will be as follows:

“ARTICLE IV

AUTHORIZED STOCK

The total number of shares of all classes of stock which the corporation shall have the authority to issue is 200,000,000 all of which shall be shares of common stock, $0.0001 par value per share (“Common Stock”).”

Purpose of the Increase in Authorized Number of Shares of Common Stock

The primary purpose of the increase in the number of authorized shares of Common Stock is to provide the Company with additional shares of Common Stock for equity sales, acquisitions and other corporate purposes. The Company presently has no plans, proposals or arrangements to issue any of the newly authorized shares of Common Stock for any purpose whatsoever, including future acquisitions and/or financings. The Common Stock Amendment authorizing the increase in the number of shares of Common Stock from 100,000,000 shares 200,000,000 shares will provide us with additional shares of Common Stock which could dilute the ownership of the holders of Common Stock by one or more persons seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. The increase in the authorized number of shares of Common Stock is not being undertaken in response to any specific effort of which the Board is aware to enable anyone to accumulate shares of Common Stock or gain control of the Company.

Other than the Common Stock Amendment, the Board does not currently contemplate the adoption of any other amendments to the Certificate that could be construed to affect the ability of third parties to take over or change the control of the Company. While it is possible that management could use the additional authorized shares of Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, the Company has no intent, plans or proposals to use the additional unissued authorized shares of Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the increase in authorized shares of Common Stock may have dilutive and anti-takeover ramifications, the Board believes that the financial flexibility offered by such authorization will outweigh the disadvantages. To the extent that such authorization may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with the Board, enabling us to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Vote Required

Pursuant to the DGCL, this Proposal must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Proposal. Abstentions and broker non-votes with respect to this Proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same effect as a vote “against” Proposal No. 2.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

If the Company fails to receive a sufficient number of votes to approve Proposal No. 1 or Proposal No. 2, the Company may propose to adjourn the Special Meeting for a period of not more than 21 days, for the purpose of soliciting additional proxies to approve such proposal. The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal No. 1 and Proposal No. 2.

Vote Required

The affirmative vote of a majority of the votes properly cast at the Special Meeting is required for the approval of this Proposal. Abstentions and broker non-votes with respect to this Proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will not be counted as “votes cast.”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL NO. 3, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1 OR PROPOSAL NO. 2.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may send written communications for the Board to the attention of the Corporate Secretary, Aevi Genomic Medicine, Inc., 435 Devon Park Drive, Suite 715, Wayne, Pennsylvania 19087. Any such communication should clearly indicate that it is intended for the Board of Directors and any communication intended for a particular Board member or committee should clearly state the intended recipient. All such communications will be relayed accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC’s rules allow a single copy of this proxy statement and related materials to be delivered to multiple stockholders sharing the same address in a manner provided by these rules unless contrary instructions have been received from such stockholders. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Although the Company does not household for its registered stockholders, some brokers household Company’s proxy statement and related materials, delivering a single copy of such documents to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of Company’s proxy statement and related materials, or if you are receiving multiple copies of Company’s proxy statement and related materials and wish to receive only one, please notify your broker. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement and related materials to a stockholder at a shared address to which a single copy of the proxy statement and related materials were delivered. For copies of this proxy statement and related materials, you may write to Company’s Corporate Secretary at Aevi Genomic Medicine, Inc., 435 Devon Park Drive, Suite 715, Wayne, Pennsylvania 19087.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Exchange Act and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. SEC filings are also available at the SEC’s website at http://www.sec.gov.

The Company also maintains a website at www.aevigenomics.com, through which you can access Company’s SEC filings. The information set forth on, or accessible from, Company’s website is not part of this proxy statement.

You may also request information from Okapi Partners LLC, the Company’s proxy solicitor, at the following address and telephone number:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(877) 869-0171

The Board hopes that stockholders will attend the Special Meeting. Whether or not you plan to attend, you are urged to vote your shares in advance in the manner most convenient for you. A prompt response will greatly facilitate arrangements for the Special Meeting, and your cooperation will be appreciated. Stockholders who attend the Special Meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors,

Michael F. Cola
President and Chief Executive Officer

Wayne, Pennsylvania

                         , 2017

AEVI GENOMIC MEDICINE, INC. 435 DEVON PARK DRIVE SUITE 715 WAYNE, PA 19087 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME CONTROL # 0000000000000000SHARES THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To approve the issuance of shares of Aevi Genomic Medicine, Inc.'s (the "Company") common stock, and accompanying warrants, pursuant to and in accordance with the terms of the private placement financing transaction contemplated by a securities purchase agreement, dated August 9, 2017, by and among the Company and the investors named therein, and the other documents and agreements related thereto, and the other transactions contemplated thereby. 2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. 3. To consider and vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve proposal 1 or 2. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # 1 1 1 of 2 Page 1of 2

PROXY THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AEVI GENOMIC MEDICINE, INC. The undersigned hereby appoints Michael F. Cola and Sol J. Barer, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Aevi Genomic Medicine, Inc. (the "Company") which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held , 2017 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side 0000343740_2 R1.0.1.17

Appendix A

Securities Purchase Agreement

Execution Version

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 9, 2017 by and among Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), and each purchaser listed on Schedule A attached hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 22,222,222  shares of Common Stock and shall be collectively referred to herein as the “Shares”), and (ii) that aggregate number of warrants, each in substantially the form attached hereto as Exhibit G (the “Warrants”), to acquire shares of Common Stock (which Warrants for all Purchasers together shall be exercisable for an aggregate 3,953,904 shares of Common Stock) (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”).

C.           The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

D.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agrees as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Acquiring Person” has the meaning set forth in Section 4.5.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending and of which the Company has received notice or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors ” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(f).

“Buy-In Price” has the meaning set forth in Section 4.1(f).

“Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.

“Closing Bid Price” means, for any security as of any date, (a) the last reported closing bid price per share of Common Stock on the Principal Trading Market, as reported by Bloomberg Financial Markets, or, (b) if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or (c) if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or (d) if no closing bid price is reported for such security by Bloomberg Financial Markets, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of such security. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

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“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Pepper Hamilton LLP located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19003.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Intellectual Property” has the meaning set forth in Section 3.1(p).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(f).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Evaluation Date” has the meaning set forth in Section 3.1(t).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

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“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit C, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Lead Purchaser” shall mean The Children’s Hospital of Philadelphia Foundation, a Pennsylvania nonprofit corporation.

“Legend Removal Date” has the meaning set forth in Section 4.1(c).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Change” means any (i) development or series of developments that is reasonably likely to cause the suspension, cessation or termination of the clinical development of AEVI-001 or AEVI-002, or (ii) the termination of (a) the Sponsored Research Agreement, dated as of November 12, 2014, between Medgenics Medical Israel Ltd. (the Company’s subsidiary) and the Lead Purchaser, (b) the License Agreement, dated as of November 12, 2014, between Medgenics Medical Israel Ltd. (the Company’s subsidiary) and the Lead Purchaser or (c) the License Agreement, dated as of September 9, 2015, between neuroFix, LLC (the Company’s subsidiary) and the Lead Purchaser.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business, financial condition or prospects of the Company and the Subsidiaries, taken as a whole, including due to, among other reasons, the onset of any litigation or the threat thereof, or (ii) an impairment in any material respect of the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, including the issuance or sale of the Securities by the Company.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(n).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“OFAC” has the meaning set forth in Section 3.1(kk).

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Press Release” has the meaning set forth in Section 4.5.

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“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means the price per Unit paid by each Purchaser, severally and not jointly, as set forth opposite such Purchaser’s name on Schedule A under the heading “Purchase Price.”

“Purchaser” or “Purchasers” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.9.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Securities Act” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

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“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares and Warrants purchased hereunder as indicated opposite such Purchaser’s name on Schedule A to this Agreement under the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Affiliate” has the meaning set forth in Section 3.2(g).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Corporate Stock Transfer, Inc., the current transfer agent of the Company, with a mailing address of 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209, or any successor transfer agent for the Company.

A “Unit” consists of one share of Common Stock and a Warrant to purchase 0.1779 shares of Common Stock.

“Warrants” has the meaning set forth in the Recitals.

“Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II.
PURCHASE AND SALE

2.1	Closing.

(a)           Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units as indicated below such Purchaser’s name on Schedule A, which Unit results from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price applicable to such Purchaser, rounded down. The Warrants shall have an exercise price equal to $2.84 per Warrant Share, subject to adjustment as provided in such Warrants.

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(b)           Closing. The Closing of the purchase and sale of the Shares and the Warrants shall take place at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19003, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)           Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers as to such Purchaser(s), on or prior to the Business Day immediately prior to the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to the Company pursuant to the wire instructions set forth on Exhibit F hereto. On the Closing Date, the Company shall (a) irrevocably instruct the Transfer Agent to enter in the name of each Purchaser a book entry position, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares such Purchaser is purchasing as is set forth on Schedule A under the heading “Number of Shares to be Acquired”, within three (3) Trading Days after the Closing (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days after the Closing), and (b) deliver to each Purchaser one or more Warrants, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Warrants such Purchaser is purchasing as is set forth on Schedule A under the heading “Underlying Shares Subject to Warrant,” within three (3) Trading Days after the Closing (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days after the Closing).

2.2	Closing Deliveries.

(a)           On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)            this Agreement, duly executed by the Company;

(ii)           evidence of a book entry position, free and clear of all restrictive and other legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser as set forth on the Securities Issuance Questionnaire included as Exhibit B-2 hereto;

(iii)          facsimile copies of one or more Warrants, executed by the Company and registered in the name of such Purchaser as set forth on the Securities Issuance Questionnaire included as Exhibit B-2 hereto, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares set forth on Schedule A, with the original Warrants delivered within three (3) Trading Days of Closing;

(iv)          a legal opinion of Company Counsel, dated as of the Closing Date, in form and substance satisfactory to the Purchasers, executed by such counsel and addressed to the Purchasers;

(v)           the Registration Rights Agreement, duly executed by the Company;

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(vi)         duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent in the form attached hereto as Exhibit C;

(vii)         a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws, as amended, of the Company, and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit D;

(viii)      a certificate signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit E;

(ix)         a certified copy of the Company’s certificate of incorporation, as amended, as certified by the Secretary of State of Delaware; and

(x)          a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of any applicable jurisdiction.

(b)          On or prior to the Closing, each Purchaser (except as specified in clause (vi) below) shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)          this Agreement, duly executed by such Purchaser;

(ii)         its Subscription Amount, in United States dollars and in immediately available funds, in the amount indicated on Schedule A hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer, pursuant to wire instructions set forth on Exhibit F attached hereto;

(iii)        the Registration Rights Agreement, duly executed by such Purchaser;

(iv)        a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement;

(v)         a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Securities Issuance Questionnaire in the forms attached hereto as Exhibits B-1 and B-2, respectively; and

(vi)        an executed Lock-Up Agreement from the Lead Purchaser, substantially in the form of Exhibit H hereto (the “Lock-Up Agreement”).

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ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers as follows:

(a)          The Company and each of its Subsidiaries have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a Material Adverse Effect. Other than ownership of its Subsidiaries, Medgenics Medical (Israel) Ltd. and neuroFix, LLC, the Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability partnership, limited liability corporation, association or other entity.

(b)          Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company has full corporate power and authority to enter into each of the Transaction Documents and to consummate the transactions contemplated hereby and thereby, including the authorization, issuance and sale of the Securities as contemplated hereby and thereby, except for the Stockholders Consent as contemplated by Section 4.16.

(c)          The Shares to be issued and sold by the Company to the Purchasers hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock initially issuable upon exercise of the Warrants.

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(d)           The Company has an authorized capitalization as set forth in the SEC Reports. As of July 31, 2017, there were 37,110,043 shares of Common Stock issued and 37,110,043 shares of Common Stock outstanding and 13,869,093 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described above or accurately described in the SEC Reports. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the SEC Reports accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(e)          All the outstanding shares of capital stock (if any) of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the SEC Reports, are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(f)          Subject to the receipt of the Stockholder Consent as contemplated in Section 4.16, the execution, delivery and performance of the Transaction Documents by the Company, the issue and sale of the Securities by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its Subsidiaries or (iii) result in any violation of the provisions of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets; except, in the case of clause (iii), to the extent that such event is not reasonably expected to have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its Subsidiaries.

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(g)          No consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Securities or the consummation of the transactions contemplated hereby, except for (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Shares and the Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.5 of this Agreement, (vi) receipt of the Stockholder Consent, and (vii) those that have been made or obtained prior to the date of this Agreement. No event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization. All corporate approvals (including those of stockholders) necessary for the Company to consummate the transactions contemplated by the Transaction Documents have been obtained and are in effect.

(h)          Ernst & Young LLP, who have certified certain financial statements included or incorporated by reference in the SEC Reports, and have audited the effectiveness of the Company’s internal control over financial reporting, is (x) an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”), (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”)) and (z) in the performance of its work for the Company, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(i)          The financial statements, together with the related notes and schedules, included in the SEC Reports fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated Subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the SEC Reports. The financial statements, together with the related notes, included in the SEC Reports comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described or incorporated by reference in the SEC Reports. The selected financial data included or incorporated by reference in the SEC Reports fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements incorporated by reference in the SEC Reports and other financial information. All information contained in the SEC Reports regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulations S-K, to the extent applicable. Except as disclosed in the SEC Reports, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Securities Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

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(j)          The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(k)          Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included in the SEC Reports, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the SEC Reports; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries, or any Material Adverse Effect or any development, including the onset of litigation or the threat thereof, which would reasonably be expected to result in any Material Adverse Effect, otherwise than as set forth or contemplated in the SEC Reports.

(l)          Except as set forth in the SEC Reports, there is no legal or governmental proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries or any officer or director of the Company, in their roles as such, or any employee benefit plan sponsored by the Company is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or foreign governmental bodies (including the Israeli Ministry of Health) (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the SEC Reports and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best of the Company’s knowledge after reasonable investigation and due diligence inquiry (“Knowledge”), no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect. All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company’s products have been conducted by the Company, or to the Company’s Knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders and regulations, except for such failure or failures to be in compliance as could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(m)          There are no statutes or regulations that are required to be described in the SEC Reports that have not been so described.

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(n)          Neither the Company nor any of its Subsidiaries (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its material property or assets is subject (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA); (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject, including the Sarbanes-Oxley Act; or (iv) is in violation of any applicable corporate governance requirements set forth in the rules of the Exchange Act; except, in the case of clauses (ii) and (iii) of this paragraph (v), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(o)          The Company and each of its Subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the SEC Reports (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all such Governmental Permits and all such Governmental Permits are valid and in full force and effect, except where the noncompliance, validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and to the Knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto ) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed. The Company and its Subsidiaries are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case as necessary to conduct their respective businesses as described in the SEC Reports. The studies, tests and preclinical or clinical trials conducted by or on behalf of the Company that are described in the SEC Reports (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the SEC Reports are accurate in all material respects; the Company has not received any notices or correspondence with the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies or Trials that would reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical state of development. For the avoidance of doubt, the Company makes no representation or warranty that the results of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company will be sufficient to obtain governmental approval from the FDA or any foreign, state or local governmental body exercising comparable authority or that additional studies, tests or preclinical or clinical trials will reach similar results or conclusions.

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(p)          Except as disclosed in the SEC Reports, the Company has not granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its product candidates to any other person and is not bound by any agreement that affects the exclusive right of the Company to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(q)          Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering of the Securities and the application of the net proceeds therefrom, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(r)          The Company and its Subsidiaries own or possess the right to use all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the SEC Reports. The Company and its Subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to their Knowledge still pending, by any other person to the rights of the Company and its Subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its Subsidiaries. To the Knowledge of the Company, the Company and its Subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the SEC Reports are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property Rights or Intellectual Property Assets license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property Rights or Intellectual Property Assets license. Except as described in the SEC Reports, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by the Transaction Documents will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. The Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company. To the Knowledge of the Company, the Company has complied with the United States Patent and Trademark Office’s duty of candor, good faith and disclosure and best mode requirement for any patent applications filed by the Company, and all other requirements for patentability and enforceability of any resultant patents, and has made no material misrepresentation in any such applications. To the Company’s Knowledge, all material Intellectual Property Rights or Intellectual Property Assets owned by or licensed to the Company is valid and enforceable.

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(s)          The Company and each of its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the SEC Reports, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(t)          There is (i) no significant unfair labor practice complaint pending against the Company, or any of its Subsidiaries, nor to the Knowledge of the Company, threatened against it or any of its Subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries, or, to the Knowledge of the Company, threatened against it and (ii) no strike, lockout, work stoppage, slowdown, union organizing campaign, union demand for recognition or union election petition is pending or, to the Company’s Knowledge, threatened, with respect to the employees of the Company or any of its Subsidiaries, and, to the Company’s Knowledge, there is no existing or imminent strike, lockout, work stoppage or slowdown by the employees of its Subsidiaries’ principal suppliers, manufacturers, customers or contractors, that would reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. No key employee or significant group of employees of the Company or any Subsidiary has provided, or to the Company’s Knowledge, plans to provide, written notice to the Company of intent to terminate employment with the Company or any such Subsidiary.

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(u)          No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) of the Company or any of its Subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan (as defined in Section 3(3) of ERISA) of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in Section 3(2) of ERISA). Each pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and to the Company’s Knowledge, nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(v)         The Company and each of its Subsidiaries (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”), (ii) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries relating to Occupational Laws.

(w)           Except as otherwise described in the SEC Reports and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its Subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its Subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company’s Knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its Subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

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(x)          The Company and its Subsidiaries each (i) have timely filed, or duly obtained extensions of the time for filing, all necessary federal, state, local and foreign tax returns and all such returns were true, complete and correct, (ii) have paid all federal, state, local and non-U.S. taxes due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, other than, in each case, any taxes which the Company or any of its Subsidiaries is contesting in good faith and (iii) do not have any tax deficiency that has been assessed or, to its Knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (gg), that would not, singularly or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries have not engaged in any “reportable transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations Section 1.6011-4(b). The accruals and reserves on the books and records of the Company and its Subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate in accordance with GAAP to meet any assessments and related liabilities for any such period, and since December 31, 2015, the Company and its Subsidiaries have not incurred any liability for taxes other than in the ordinary course.

(y)           The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All policies of insurance owned by the Company or any of its Subsidiaries are, to the Company’s Knowledge, in full force and effect and the Company and its Subsidiaries are in compliance in all material respects with the terms of such policies. Neither the Company nor any of its Subsidiaries has received written notice from any insurer, agent of such insurer or the broker of the Company or any of its Subsidiaries that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance. None of the Company or any of its Subsidiaries insures risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the SEC Reports.

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(z)           The Company and each of its Subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Reports, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s internal control over financial reporting is overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules. The Company has not publicly disclosed or reported to the Audit Committee or to the Board any material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting (each an “Internal Control Event”), any violation of, or failure to comply with, the U.S. Securities Laws, or any matter which if determined adversely, would have a Material Adverse Effect.

(aa)         A member of the Audit Committee has confirmed to the Chief Executive Officer or Chief Financial Officer that, except as set forth in the SEC Reports, the Audit Committee is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years, or (iii) any Internal Control Event.

(bb)         The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company with respect to itself and its Subsidiaries in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the SEC Reports. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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(cc)          There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in the SEC Reports or to be filed as an exhibit thereto which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the SEC Reports are accurate and complete descriptions of such documents in all material respects. Other than as described in the SEC Reports, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its Subsidiaries has received notice of and the Company does not have Knowledge of any such pending or threatened suspension or termination.

(dd)         No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the SEC Reports which is not so described.

(ee)         Other than each of the Purchasers pursuant to the Registration Rights Agreement or as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(ff)         Other than Jefferies LLC, in its role as financial advisor to the Company, no person or entity will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph pursuant to any agreement to which the Company is a party that may be due in connection with the transactions contemplated by the Transaction Documents.

(gg)         Except as described in the SEC Reports, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(hh)         No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the SEC Reports has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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(ii)          The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Principal Trading Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Trading Market, nor has the Company received any notification that the Commission or the Financial Industry Regulatory Authority, Inc. is contemplating terminating such registration or listing. The Company is in compliance with all listing and maintenance requirements of the Principal Trading Market on the date hereof. Upon receipt of the Stockholder Consent contemplated by Section 4.16, the issuance of the Securities in the manner and on the terms contemplated by the Transaction Documents will not violate the rules of the Principal Trading Market.

(jj)         Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any employee or agent of the Company or any Subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(kk)         There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the SEC Reports which have not been described as required.

(ll)          There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its Subsidiaries or any of their respective family members. All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(mm)          The statistical and market related data included in the SEC Reports are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and such data agree with the sources from which they are derived.

(nn)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s Knowledge, threatened.

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(oo)          Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the net proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp)          The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur on the Closing Date, will not be Insolvent (as defined below). For purposes of this paragraph, “Insolvent” means, with respect to any person, (i) the present fair saleable value of such person’s assets is less than the amount required to pay such person’s total Indebtedness, (ii) such person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(qq)         To the knowledge of the Company, and except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company’s manufacturing facilities and operations are in compliance with applicable regulations of the FDA, including current Good Manufacturing Practices.

(rr)         The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure to qualify to register the Shares and the Warrant Shares for resale on Form S-3 if then required by the Registration Rights Agreement, or which would prevent any Purchaser from using Rule 144 to resell any Securities due to the current public information requirements thereof). As of their respective filing dates, or to the extent corrected by a subsequent amendment or restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. Since the date of the financial statements included its last periodic SEC Report filed with the Commission, and up to and including the date hereof, and other than as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries has (i) issued or granted any securities other than options to purchase common stock pursuant to the Company’s stock option plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business, or (iv) declared or paid any dividend on its capital stock.

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(ss)         Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. Upon receipt of the Stockholder Consent, the issuance and sale of the Securities hereunder will not contravene the rules and regulations of the Principal Trading Market.

(tt)          The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers solely as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

(uu)        The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, any Purchaser, other than the Lead Purchaser and its Affiliates, or such Purchaser’s respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, which information will be disclosed by the Company in the Press Release and/or Current Report on Form 8-K contemplated by Section 4.5 hereof. The Company understands and confirms that the Purchasers, other than the Lead Purchaser and its Affiliates, will rely on the foregoing representations in effecting transactions in securities of the Company.

(vv)         Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any Person acting on their behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(yy)         Neither the Company nor, to the Company’s Knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

(ww)       The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(xx)         The Company has not, and to the Company’s Knowledge, neither its directors or officers nor any person acting on its behalf has (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased or paid any compensation for soliciting purchases of, any securities of the Company in violation of Regulation M under the Exchange Act or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(yy)          None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s Knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

(zz)         The Baseline Cash Flow Projection Through Q2 2019 of the Company that was provided to the Purchasers in the Company’s electronic data room created in connection with the offering of Securities contemplated by this Agreement (the “Cash Flow Projection”) has been prepared by the Company in good faith. To the Knowledge of the Company, there is nothing that would cause such Cash Flow Projection to conflict with the Company’s books and records. The assumptions used in preparation of such Cash Flow Projection were fair and reasonable when made and continue to be fair and reasonable on the date hereof. The Company makes no representations with regard to the Cash Flow Projection, including the expenses of the Company after the date hereof, other than those set forth in this Section 3.1(zz).

3.2           Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)          Organization; Authority. Except as to any Purchaser who is a natural person, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and the execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other action on the part of such Purchaser. Each of the Transaction Documents to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

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(b)          No Conflicts. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (except as to any Purchaser who is a natural person), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)          Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, and such Purchaser is acquiring the Shares and the Warrants and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof, as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that, except to the extent provided in the Lock-Up Agreement, by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder for such Purchaser’s own account and, if such Purchaser is an entity, in the ordinary course of its business, and not with a view to the resale or any distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)          Purchaser Status. At the time such Purchaser was offered the Securities, it was, at the date hereof it is, and on each date on which it exercises the Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)           Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(f)          Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company, its Subsidiaries and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(g)           Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(h)          Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i)          Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

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(j)          Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(k)          No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l)          Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(m)          Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) is or are located at the address immediately below such Purchaser’s name on its signature page hereto.

(n)          Bad Actor Disqualification. If such Purchaser is an officer of the Company or beneficial owner of 20% or more of the Company’s outstanding voting equity securities, such Purchaser is not subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

(o)          Accuracy of Accredited Investor Questionnaire. The Accredited Investor Questionnaire delivered by such Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement, and such Accredited Investor Questionnaire and the Selling Stockholder Questionnaire delivered to the Company by such Purchaser will be complete and accurate as of the Closing Date and the Effective Date; provided, that such Purchaser shall be entitled to update such information by providing written notice thereof to the Company.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

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ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1	Transfer Restrictions.

(a)          Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

(b)          Legends. Book entry notations evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES WITH A REGISTERED BROKER-DEALER OR WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT .

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The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder following the Effective Date. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)          Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate (or uncertificated security) without such legend or any other legend to the holder (to the extent such holder is not an “affiliate” of the Company as such term is defined under Rule 144 of the Securities Act) of the applicable Securities upon which it is stamped if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), and, in the case of Purchasers who are Affiliates of the Company, sold pursuant to an effective registration statement, (ii) such Securities are sold or transferred pursuant to Rule 144, or (iii) other than with respect to Affiliates of the Company, such Securities are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities. Subject to the above qualifications, following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities, the Company shall cause Company Counsel to issue to the Transfer Agent the legal opinion referred to in the Irrevocable Transfer Agent Instructions. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required (in which case a Purchaser shall also be required to provide reasonable assurances in the form of seller and, if applicable, broker representation letters) for certain Securities, the Company will no later than three (3) Trading Days (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days after the Closing) following the delivery by a Purchaser to the Company (with notice to the Company) of (i) a legended certificate representing the Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or book entry position representing the Shares or Warrant Shares or (ii) an Exercise Notice in the manner stated in any Warrants to effect the exercise of such Warrants in accordance with their terms, and an opinion of counsel to the extent required by Section 4.1(a) (such 3rd or 2nd Trading Day, as the case may be, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate or book entry position representing such Securities free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Shares and Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company as directed by such Purchaser. Each Purchaser covenants that, following the Legend Removal Date, such Purchaser will only sell or otherwise transfer any Registrable Securities that it then owns pursuant to the Registration Statement (provided that it is then effective and available for use) or pursuant to Rule 144 (provided that it is then available to such holder) or another exemption from the registration requirements of the Securities Act then available to such Purchaser.

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(d)          Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit C attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)          Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares and the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and/or Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares and/or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(e).

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(f)          Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended shares of Common Stock within three (3) Trading Days (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days) of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3) Trading Day period (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days), such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days) after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

4.2          Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.3           Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will use commercially reasonable efforts to prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.4           Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

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4.5           Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated hereby, and (b) furnish to and/or file with the Commission a Current Report on Form 8-K describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement)) within the time required by the Exchange Act. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities laws in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.6           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchasers; provided, however, that no such Purchaser owns any equity in the Company prior to its purchase of the Securities hereunder.

4.7           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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4.8           Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder primarily for the development of its current pipeline and related general corporate purposes in furtherance of the Company’s business model as described in the SEC Reports, and shall not use such proceeds for any other purpose.

4.9           Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Person with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.9, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned, or to the extent fees and costs incurred pursuant to this Section 4.9 are attributable to the Indemnified Person’s breach of any of the representations, warranties covenants or agreements made by the Purchasers in this Agreement or the other Transaction Documents. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

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4.10         Principal Trading Market Listing. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Shares and Warrant Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares and Warrant Shares to be approved for listing on the Principal Trading Market as promptly as possible thereafter.

4.11         Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.12         Delivery of Warrants After Closing. The Company shall deliver, or cause to be delivered, in physical form the respective Warrants purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date (or, if the date of this Agreement is on or after September 5, 2017, within two (2) Trading Days after the Closing).

4.13         Short Sales and Confidentiality After the Date Hereof. Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.5 or (ii) this Agreement is terminated pursuant to Section 6.18. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5; provided, however, each Purchaser agrees, severally and not jointly with any Purchasers, that they will not enter into any Net Short Sales (as hereinafter defined) from the period commencing on the Closing Date and ending on the earliest of (x) the Effective Date of the initial Registration Statement, or (y) the date that such Purchaser no longer holds any Securities. For purposes of this Section 4.13, a “Net Short Sale” by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Moreover, notwithstanding the foregoing, in the event that a Purchaser has sold Securities pursuant to Rule 144 prior to the Effective Date of the initial Registration Statement and the Company has failed to deliver unlegended shares of Common Stock prior to the settlement date for such sale (assuming that such certificates or book entry positions meet the requirements set forth in Section 4.1(c) for the removal of legends), the provisions of this Section 4.13 shall not prohibit the Purchaser from entering into Net Short Sales for the purpose of delivering shares of Common Stock in settlement of such sale. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Compliance and Disclosure Interpretation No. 239.10 with respect to the Securities Act Section 5, dated Nov. 26, 2008, compiled by the Commission’s Division of Corporation Finance.

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4.14         Company Lock-Up. From the date hereof until (i) the Effective Date or (ii), if the Lock-Up Agreements are no longer in effect, the date that is thirty (30) days after the Effective Date, the Company shall not issue shares of Common Stock or Common Stock Equivalents; provided, however, the thirty (30) day period set forth in clause (ii) shall be extended for the number of Trading Days during such period in which (a) trading in the Common Stock is suspended by any Trading Market, or (b) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares or the Warrant Shares. Notwithstanding the foregoing, in no event shall this Section 4.14 prohibit the Company from issuing (i) shares of Common Stock or Warrants hereunder, or Warrant Shares upon the exercise of the Warrants; (ii) issuing Common Stock and options to purchase Common Stock, shares of Common Stock underlying options granted and other securities, each pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect on the date hereof; (iii) issuing Common Stock pursuant to the conversion of securities, including preferred stock and non-voting common stock, or the exercise of warrants, which securities or warrants are outstanding on the date hereof; or (iv) issuing Common Stock and warrants to purchase Common Stock pursuant to a financing pursuant to Section 4.19.

4.15         Confidentiality. The Company and the Lead Purchaser (each a “Party” and collectively the “Parties”), to protect the confidentiality of certain information of the Parties to be disclosed solely for use in connection with the business and investment relationship between the Parties as contemplated by this Agreement (the “Permitted Use”), and except as specified elsewhere or otherwise subject to another confidentiality agreement and/or provision, agree that at all times, and notwithstanding any termination or expiration of this Agreement, to hold in strict confidence and not disclose to any third party any Confidential Information (as defined below) of the other Party, except as approved in writing by the other Party, and agree to use the Confidential Information of the other Party for no purpose other than the Permitted Use, until there is no longer a person who was a Lead Purchaser Nominee serving as a member (or observer) of the Board. Lead Purchaser Nominee shall be permitted to share the Confidential Information with the Lead Purchaser, including all employees and agents thereof, consistent with this Section 4.15 and their respective obligations under the federal securities laws.

(a)          As used herein, the “Confidential Information” of a Party means any and all technical and non-technical information disclosed by such Party to the other Party, other than any portion of such information that:

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(i)          was in the public domain at the time it was disclosed to the other Party;

(ii)         was publicly disclosed by the Company or otherwise entered the public domain subsequent to the time it was disclosed to the other Party, through no fault of the other Party;

(iii)        was in the other Party’s possession free of any obligation of confidence at the time it was disclosed to the other Party;

(iv)        was rightfully communicated to the other Party free of any obligation of confidence subsequent to the time it was disclosed to the other Party; or

(v)         was developed by employees or agents of the other Party who had no access to any Confidential Information.

(b)          Notwithstanding the above, a Party may disclose certain Confidential Information of the other Party, without violating the obligations of this Agreement, to the extent such disclosure is required by a valid order of a court or other governmental body having jurisdiction.

4.16         Stockholder Consent. The Company shall use its best efforts to obtain the consent of its stockholders required by the Principal Trading Market (the “Stockholder Consent”) as soon as practicable after the date hereof and in any case shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”) to take place within 90 days (or within 110 days in the event the Commission reviews the Company’s proxy statement for soliciting Stockholder Consent) hereof for the purpose of seeking approval of the Company’s stockholders for the issuance and sale of the Securities to the Purchasers (the “Proposal”).

4.17         Lead Purchaser Nominee. Upon the Closing and so long thereafter as Lead Purchaser shall beneficially own 10% or more of the total number of shares of Common Stock outstanding, the Lead Purchaser shall have the right (but not the obligation) pursuant to this Agreement to nominate to the Board of Directors one (1) director, and the Company shall include, and shall use its best efforts to cause the Board of Directors, whether acting through the Nominating and Corporate Governance Committee of the Board of Directors or otherwise, to include, in the slate of nominees recommended to stockholders of the Company (the “Stockholders”) for election as a director at the next annual or special meeting of the Stockholders (or, if permitted, by any action by written consent of the Stockholders) at or by which directors of the Company are to be elected, the one individual, if any, identified in advance of such meeting to the Company by the Lead Purchaser (the “Lead Purchaser Nominee”). In the event that the Lead Purchaser shall not have nominated a Lead Purchaser Nominee by such date, then the Lead Purchaser shall have the right, at any time thereafter, to nominate a Lead Purchaser Nominee, in which case the directors shall take all necessary corporate action to (a) increase the size of the Board as required to enable the Lead Purchaser to so nominate such Lead Purchaser Nominee and (b) designate such Lead Purchaser Nominee to fill such newly created vacancies. In all instances the Lead Purchaser shall give the Company at least five (5) Business Days’ advance written notice of the Lead Purchaser Nominee and shall provide the Company the opportunity to discuss any potential Lead Purchaser Nominees with Lead Purchaser prior to nomination. The Lead Purchaser shall take such discussion under advisement, but shall have no obligation to modify its nomination as a result of such discussion. Vacancies arising through the death, resignation or removal of any Lead Purchaser Nominee who was nominated to the Board pursuant to this section may be filled by the Board only with a Lead Purchaser Nominee, and the director so chosen shall hold office until the next election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Notwithstanding the foregoing, the Lead Purchaser shall not be entitled to designate a Person as a nominee to the Board upon a written determination by the Nominating and Corporate Governance Committee of the Company (which determination shall set forth in writing reasonable grounds for such determination) that such Person would not be qualified under any applicable law, rule or regulation to serve as a director of the Company. In such an event, the Lead Purchaser shall be entitled to select a Person as a replacement nominee and the Company shall use its best efforts to cause such Person to be nominated as the Lead Purchaser Nominee at the same meeting (or, if permitted, pursuant to the same action by written consent of the Stockholders) as such initial Person who was to nominated as the Lead Purchaser Nominee. Other than with respect to the issue set forth in the preceding sentence, neither the Company nor any other party to this Agreement shall have the right to object to any Lead Purchaser Nominee. In the event that the Lead Purchaser shall cease to have the right to designate a person to serve as a director pursuant to this section, the Lead Purchaser shall use its best efforts to cause the applicable Lead Purchaser Nominee to resign immediately.

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4.18         Further Adjustments. If, subsequent to the execution of this Agreement and on or prior to December 31, 2017, the Company completes one or more equity financings (whether effected through a sale of Common Stock or any other class of Company’s capital stock, or any securities convertible thereinto or exchangeable therefor, each a “Subsequent Financing”) of whatever size, including any financings contemplated by Section 4.19 (i) at a price per share of Common Stock or implied price per share of Common Stock less than the Purchase Price, the Company shall rebate to each Purchaser party to this Agreement prior to the date of such transaction in cash the difference between the Purchase Price and the price per share of Common Stock sold in such other transaction multiplied by the number of shares of Common Stock acquired by such Purchaser pursuant hereto; (ii) with a ratio of shares of Common Stock issuable upon warrants purchased in connection therewith at a ratio higher than that agreed to pursuant to this Agreement, the Company shall issue to each Purchaser party to this Agreement prior to the date of such transaction (without additional consideration) warrants to purchase such incremental number of shares of Common Stock equal to the difference between the ratios and on terms otherwise consistent with such newly issued warrants; and (iii) on other terms superior to those agreed to hereby, the Company shall make equitable adjustment in favor of the Purchasers party to this Agreement prior to the date of such transaction to provide to such Purchasers consideration or other adjustment such that the Purchasers are in at least as good a position as purchasers in such Subsequent Financing as if they had participated in such Subsequent Financing in the amount of their commitment hereunder.

4.19         Subsequent Equity Sales. If, subsequent to the execution of this Agreement and on or prior to June 30, 2018, the Company consummates any one Subsequent Financing, then the Lead Purchaser shall be obligated to purchase in such Subsequent Financing an amount of securities sold in such offering equal to $25.0 million less the dollar amount of the Shares purchased hereunder by the Lead Investor on the Closing Date (the “Differential Amount”); provided, that the Lead Investor shall not be obligated to purchase a portion of any such Subsequent Financing greater than the percentage of outstanding Common Stock that it owns at such time (without giving effect to any unexercised options or warrants or any unvested equity awards; provided, further, that this Section 4.19 shall only apply to the initial Subsequent Financing (if any); and, provided, further, that the Lead Purchaser shall not be under any obligation to purchase securities in any Subsequent Financing if a Material Adverse Change has occurred subsequent to the execution of this Agreement. The Lead Investor shall purchase an amount of securities in the initial Subsequent Financing on the same terms and conditions, including the same price per share or price per unit, as the other investors participating in such Subsequent Financing, and shall receive the same terms and conditions as to which such other investors may be entitled, including any warrants sold to new investors alongside the common stock.

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4.20         Press Releases. The Company covenants that at any time the Lead Purchaser holds at least 5.0% of the outstanding Common Stock and so long as the Lead Purchaser owes a duty of trust or confidence to the Company or is otherwise subject to obligations of confidentiality in favor of the Company, the Company will provide the Lead Purchaser with a copy of any planned press release or other public statement that references the Lead Purchaser at least forty-eight (48) hours prior to such press release or public statement being made publicly available. The Lead Purchaser shall be entitled to review and comment on such statement. The Company shall take the Lead Purchaser’s comments under advisement.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Shares and Warrants at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)          Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)          Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)          Adverse Changes. Since the date of execution of this Agreement, no Material Adverse Change shall have occurred.

(e)          Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

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(f)          Listing. The Nasdaq Global Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.

(g)          No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(h)          Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(i)          Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

5.2           Conditions Precedent to the Obligations of the Company to sell Securities. The Company's obligation to sell and issue the Shares and Warrants at the Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)          Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)          Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)          Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e)          Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

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(f)          Listing. The NASDAQ Global Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.

(g)          Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

ARTICLE VI.
MISCELLANEOUS

6.1           Fees and Expenses. The Purchasers shall pay all of their own fees and expenses, including the fees and expenses of their financial and legal advisors, incurred in connection with the transactions contemplated by this Agreement and the other transaction documents contemplated hereby; provided, however, if the Company or Purchasers terminate this Agreement after the Stockholders Meeting has been convened as a result of the failure to obtain the Stockholder Consent, or if the Company fails to convene the Stockholders Meeting on or prior to the 90th day following the date hereof, the Company shall reimburse the Purchasers for the Purchasers’ fees and expenses, including the fees and expenses of their financial and legal advisors, incurred in connection with the transactions contemplated by this Agreement and the other transaction documents contemplated hereby up to an aggregate of $1.0 million, which expenses shall be specified by and in the sole discretion of the Lead Purchaser and shall be reimbursed to the Lead Purchaser upon presentation of applicable documentation. The Company shall pay all of its own fees and expenses, including any Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers, as well as the expenses of any blue sky counsel required in connection with the offering and sale of the securities.

6.2           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

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If to the Company: Aevi Genomic Medicine, Inc.

435 Devon Park Drive, Suite 715

Wayne, PA 19087

Telephone No.: (610) 254-4201

Facsimile No.: (610) 717-3390

Attention: Brian Piper, Chief Financial Officer

E-mail: brian.piper@aevigenomics.com

With a copy (which shall not constitute notice) to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19003

Telephone No.: (215) 981-4000

Facsimile No.: (877) 767-8438

Attention: Brian M. Katz

E-mail: katzb@pepperlaw.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4          Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Securities still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5          Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6          Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser holding or having rights to acquire the Securities at the time of such consent. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

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6.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.9.

6.8           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (except Sections 5-1401 and 5-1402 of the General Obligations Law). Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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6.12         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14         Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred; provided however that the restoration of the obligation or part thereof shall not occur where the basis of any of the actions listed above is the result of the obligation or part thereof being invalidated or dismissed.

6.15         Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

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6.16         Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document, except as set forth in Section 6.18. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary that may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

6.17         Termination. This Agreement may be terminated by any party and the sale and purchase of the Shares and the Warrants abandoned if the Stockholder Consent has not been obtained on or prior to 5:00 P.M., New York City time, on the 90th day following the date hereof (or the 110th day following the date hereof in the event the Commission reviews the Company’s proxy statement for soliciting Stockholder Consent). Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. Upon a termination in accordance with this Section 6.18, the Company and the Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other except as provided in Section 6.1, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Brian Piper
Name: Brian Piper
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NAME OF PURCHASER:
The Children’s Hospital of Philadelphia Foundation

By:	/s/ Thomas J. Todorow
Name: Thomas J. Todorow
Title: Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________

Tax ID No.: ______________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:
Adage Capital Partners, L.P.

By:	/s/ James Bardinelli
Name: James Bardinelli
Title: Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________

Tax ID No.: _____________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:
667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L/P/, and not as the general partner.

By:	/s/ Scott L. Lessing
Name: Scott L. Lessing
Title: President

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: _____________

Tax ID No.: _________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER: Baker Brothers Life Sciences, L.P.

By: Baker Bros. Advisors LP, Management Company and Investment Advisor to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Science Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Name: Scott L. Lessing
Title: President

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ___________

Tax ID No.: ______________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Sol J. Barer

By:	/s/ Sol J. Barer
Name: Sol J. Barer
Title: Chairman of the Board of Directors

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: __________

Tax ID No.: _________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Eugene A. Bauer

By:	/s/ Eugene A. Bauer
Name: Eugene A. Bauer
Title: Director

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ___________

Tax ID No.: __________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Alastair Clemow

By:	/s/ Alastair Clemow
Name: Alastair Clemow
Title: Director

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Michael F. Cola

By:	/s/ Michael F. Cola
Name: Michael F. Cola
Title: President, Chief Executive Officer and Director

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Barbara G. Duncan

By:	/s/ Barbara G. Duncan
Name: Barbara G. Duncan
Title: Director

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Wilbur H. Gantz Revocable Trust

By:	/s/ Wilbur H. Gantz
Name: Wilbur H. Gantz
Title: Director

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Joseph J. Grano, Jr.

By	:/s/ Joseph J. Grano, Jr.
Name: Joseph J. Grano, Jr.
Title: Director

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Garry A. Neil

By:	/s/ Garry A. Neil
Name: Garry A. Neil
Title: Chief Scientific Officer

Aggregate Purchase Price (Subscription Amount): $_____________

Number of Shares to be Acquired: ______________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

SCHEDULE & EXHIBITS:

Schedule A:	Schedule of Purchasers
Exhibit A:	Form of Registration Rights Agreement
Exhibit B-1:	Accredited Investor Questionnaire
Exhibit B-2:	Securities Issuance Questionnaire
Exhibit C:	Form of Irrevocable Transfer Agent Instructions
Exhibit D:	Form of Secretary’s Certificate
Exhibit E:	Form of Officer’s Certificate
Exhibit F:	Wire Instructions
Exhibit G:	Form of Warrant
Exhibit H:	Form of Lock-Up Agreement

SCHEDULE A

SCHEDULE OF PURCHASERS

Exhibit A

Form of Registration Rights Agreement

Instruction Sheet

(to be read in conjunction with the entire Securities Purchase Agreement and Registration Rights Agreement)

A.	Complete the following items in the Securities Purchase Agreement and/or Registration Rights Agreement:

1.	Provide the information regarding the Purchaser requested on the signature page.The Securities Purchase Agreement and the Registration Rights Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit B-1 – Accredited Investor Questionnaire:

Provide the information requested by the Accredited Investor Questionnaire

3.	Exhibit B-2 Securities Issuance Questionnaire:

Provide the information requested by the Securities Issuance Questionnaire

4.	Annex B to the Registration Rights Agreement — Selling Securityholder Notice and Questionnaire

Provide the information requested by the Selling Securityholder Notice and Questionnaire

5.	Return by e-mail a copy of the signed Securities Purchase Agreement and Registration Rights Agreement, and return the originals by overnight mail, to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19003

Telephone No.: (215) 981-4000

Facsimile No.: (877) 767-8438

Attention: Brian M. Katz

E-mail: katzb@pepperlaw.com

B.	Instructions regarding the transfer of funds for the purchase of Shares and Warrants is set forth on Exhibit F to the Securities Purchase Agreement.

EXHIBIT B-1

Accredited Investor Questionnaire

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Aevi Genomic Medicine, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.0001 per share, and shares of common stock that may be issued upon exercise of certain warrants (collectively, the “Securities”), of Aevi Genomic Medicine, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.	BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
State of formation:	__________________________________
Approximate Date of formation:	_______________________________

Were you formed for the purpose of investing in the securities being offered?

Yes ☐	No ☐

If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

Age: __________	Citizenship: ____________	Where registered to vote: _______________

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ☐	No ☐

Social Security or Taxpayer Identification No.

PART B.	ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

☐	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐	(3)	An insurance company as defined in Section 2(13) of the Securities Act;

☐	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐	(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

☐	(11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

☐	(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐	(13)	An executive officer or director of the Company;

☐	(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A.	FOR EXECUTION BY AN INDIVIDUAL:

______________________	By
Date	Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

______________________	By
Date
Print Name:
Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

______________________	By
Date
Print Name:
Title:

Entity Name:

______________________	By
Date
Print Name:
Title:

Exhibit B-2

Securities Issuance Questionnaire

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name in which the Securities are to be registered (this is the name that will appear in the Company’s stock register). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT C

Form of Irrevocable Transfer Agent Instructions

As of _________, ____

Corporate Stock Transfer, Inc.

3200 Cherry Creek Drive South

Suite 430

Denver, CO 80209

Attn: _________________

Ladies and Gentlemen:

    Reference is made to that certain Securities Purchase Agreement, dated as of August ___, 2017 (the “Agreement”), by and among Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable for shares of Common Stock.

    This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any: (i) to issue certificates representing shares of Common Stock upon transfer or resale of the Shares; and (ii) to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that (1) a registration statement covering resales of the Shares and Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), (2) the Shares or Warrant Shares, as the case may be, have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or (3) other than with respect to Shares owned by an affiliate of the Company (as such terms is defined in Rule 144 under the Securities Act), the Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities, and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) Trading Days (or, if on or after September 5, 2017, within two (2) trading days) of your receipt of a notice of transfer, Shares or the Exercise Notice, you shall issue the certificates representing the Shares and/or Warrant Shares (or a statement of ownership of uncertificated Shares and/or Warrant Shares) registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares and/or Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares and/or Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities, or if they are held by an affiliate of the Company (as such term is defined in Rule 144), then the certificates for such Shares and/or Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES WITH A REGISTERED BROKER-DEALER OR WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

    A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Shares and Warrant Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex I.

    Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

    Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

Aevi Genomic Medicine, Inc.

By:
Name:
Title:

Acknowledged and Agreed:

Corporate Stock Transfer, Inc.

By:
Name:
Title:

Date:___________________,_______

Annex I

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

Corporate Stock Transfer, Inc.

3200 Cherry Creek Drive South

Suite 430

Denver, CO 80209

Attn: _________________

 Re: Aevi Genomic Medicine, Inc.

Ladies and Gentlemen:

       We are counsel to Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of August ___, 2017, entered into by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock, including shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on August ___, 2017, the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities, which names each of the Purchasers as a selling stockholder thereunder.

      In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at ____ [a.m.][p.m.] on __________, 2017, and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

    This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions, dated __________, 2017, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities or that the Purchaser is an affiliate of the Company. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

Pepper Hamilton LLP

EXHIBIT D

Form of Secretary’s Certificate

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of August ___, 2017, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.	Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting thereof held by unanimous written consent on ___________, 2017. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.	Attached hereto as Exhibit B is a true, correct and complete copy of the Amended and Restated Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Restated Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.	Attached hereto as Exhibit C is a true, correct and complete copy of the Third Amended and Restated Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Third Amended and Restated Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Michael F. Cola	President and Chief Executive Officer
Brian D. Piper	Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ____ day of ____________, 2017.

Secretary

I, Michael F. Cola, President and Chief Executive Officer, hereby certify that ________________ is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

President and Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Restated Certificate of Incorporation

EXHIBIT C

Amended and Restated Bylaws

EXHIBIT E

Form of Officer’s Certificate

The undersigned, the President and Chief Executive Officer of Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), pursuant to Section 2.2(a)(viii) of the Securities Purchase Agreement, dated as of ____________, 2017, by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.	The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of ____________, 2017.

Michael F. Cola
President and Chief Executive Officer

EXHIBIT F

Wire Instructions

EXHIBIT G

FORM OF WARRANT

EXHIBIT H

FORM OF LOCK-UP AGREEMENT

August [__], 2017

Aevi Genomic Medicine, Inc.

435 Devon Park Drive, Suite 715

Wayne, PA 19087

Re: Aevi Genomic Medicine, Inc. – Securities Purchase Agreement for Shares of Common Stock

Dear Sir or Madam:

This letter agreement (this “Agreement”) is being delivered to you in connection with the proposed Stock Purchase Agreement (the “Purchase Agreement”) by and among Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), and certain institutional investors, relating to the proposed private placement (the “Private Placement”) of shares of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company.

In order to induce you continue your efforts in connection with the Private Placement, and in light of the benefits that the Private Placement will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees with the Company that, during the period beginning on the date hereof through and including the date that is the earliest of (i) June 30, 2018, (ii) two business days after the Company’s initial release of data from the Phase 2 trial of AEVI-001 and (iii) the occurrence of a Material Adverse Change, as such term is defined in the Purchase Agreement (the “Lock-Up Period”), the undersigned will not, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (such shares, the “Beneficially Owned Shares,” and such act, the “Exchange Act”)), or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The restrictions set forth in the preceding paragraph shall not apply to:

(1)         if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the direct or indirect beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement or (c) as a bona fide gift to a charity or educational institution;

(2)         if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any stockholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value;

(3)         if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned or to any investment fund or other entity that controls or manages the undersigned, in each case in a transaction not involving a transfer for value;

(4)         if the undersigned is a trust, distributions of shares of Common Stock or any security directly or indirectly convertible into Common Stock to a trustee or the beneficiaries or to the estate of a beneficiary of such trust in a transaction not involving a disposition for value; provided that no filing by the transferor or transferee under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such distribution until after the expiration of the Lock-Up Period;

(5)         transfers of shares of Common Stock or other securities to the Company in connection with the vesting or exercise of any equity awards granted pursuant to the Company’s equity incentive plans effective on the date hereof and held by the undersigned to the extent as may be necessary to satisfy tax withholding obligations pursuant to the Company’s equity incentive or other plans; provided that in the case of any such transfer, no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall be required, and no such filing shall be made voluntarily, in each case, prior to the expiration of the Lock-Up Period;

(6)         transfers to the Company pursuant to agreements under which the Company has an option to repurchase such securities, or a right of first refusal with respect to the transfers of such securities; provided that if the undersigned is required to file a report under the Exchange Act, or any other public announcement, reporting such repurchase, the undersigned shall include a statement in such report to the effect that such repurchase was made under terms of the Company’s repurchase rights upon termination of the undersigned;

(7)         the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the Lock-Up Period, and provided further that no public announcement of the establishment or existence of such plan, and no filing with the SEC or any other regulatory authority in respect thereof, shall be required, and no such public announcement or filing shall be made voluntarily, in each case, prior to the expiration of the Lock-Up Period;

(8)         transactions relating to securities acquired in open market transactions after completion of the Private Placement; and

(10)        transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company that is approved by the Board of Directors of the Company (including, without limitation, the entry into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Common Stock or other such securities in favor of any such transaction, or vote any securities in favor of such transaction); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock owned by the undersigned shall remain subject to the restrictions contained in this Agreement;

provided, however, that in the case of any transfer described in clause (1), (2), (3) or (4) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to the Placement Agent, not later than one (1) business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to the Placement Agent, and (B) in the case of any transfer described in clause (1), (2) or (3) above, if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that, (A) in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or by operation of law, (B) in the case of any transfer pursuant to clause (2) above, such transfer is being made to a stockholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value, and (C) in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value.

For purposes of this Agreement, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned or other relationship not more remote than first cousin; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). For purposes of this Agreement, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 90% of the outstanding voting securities of the Company (or the surviving entity).

For avoidance of doubt, nothing in this Agreement prohibits the undersigned from exercising any options or warrants to purchase Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis), it being understood that any Common Stock issued upon such exercises will be subject to the restrictions of this Agreement.

In order to enable this Agreement to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent or other registrar with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The undersigned further agrees that it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares (other than any registration rights granted to the undersigned in connection with the Private Placement). The undersigned hereby waives any and all preemptive rights, registration rights, participation rights, resale rights, rights of first refusal or similar rights that the undersigned may have in connection with the Private Placement (other than any registration rights granted to the undersigned in connection with the Private Placement) or with any issuance or sale by the Company of any equity or other securities before such Private Placement. The undersigned further waives any related notice requirements pursuant to any agreement, understanding, or otherwise to which the undersigned is a party.

This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby consents to receipt of this Agreement in electronic form and understands and agrees that execution and delivery of this Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

If the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of any Common Stock to be sold thereunder, then this Agreement shall immediately be terminated and the undersigned shall automatically be released from all of his or her obligations under this Agreement. The undersigned acknowledges and agrees that whether or not any Private Placement of Common Stock actually occurs depends on a number of factors, including market conditions.

[Signature page follows]

Very truly yours,

(Name of Stockholder - Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity - Please Print)

(Title of Signatory if Stockholder is an entity - Please Print)

Address:

Appendix B

Registration Rights Agreement

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 9, 2017 by and among Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.           Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” has the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the ninetieth (90th) calendar day following the Closing Date (or the one-hundred and twentieth (120th) calendar day following the Closing Date in the event of a full review by the Commission); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Event” has the meaning set forth in Section 2(c).

“Event Date” has the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the sixtieth (60th) calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Losses” has the meaning set forth in Section 5(a).

“New Registration Statement” has the meaning set forth in Section 2(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the NASDAQ Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), by or before any court or governmental, administrative or other regulatory body or the Commission, whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

2

“Purchase Agreement” has the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information requirement thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement, any Remainder Registration Statements, a Demand Registration Statement and a Piggyback Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.

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“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Warrants” means the Warrants issued pursuant to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.	Registration.

(a)           Shelf Registration Statement. On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3, provided that the Company is then permitted to use such form for such purpose (and, if not, then Form S-1), and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file one or more new registration statements (together, the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on the applicable form; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Compliance and Disclosure Interpretation 612.09 with respect to the Securities Act Rule 415, dated Jan. 26, 2009, compiled by the Commission’s Division of Corporation Finance. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not acquired pursuant to the Purchase Agreement (whether pursuant to registration rights or otherwise), and second by Registrable Securities represented by holders of Warrant Shares (applied, in the case that some Warrant Shares may be registered, to such Holders on a pro rata basis based on the number of unregistered Warrant Shares held by such Holders), and third by Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to such Holders on a pro rata basis based on the number of unregistered Shares held by such Holders), subject to a determination by the Commission that certain Holders must be reduced first based on the number of Shares and Warrant Shares held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on the applicable form (the “Remainder Registration Statements”).

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(b)          The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement, any New Registration Statement and any Remainder Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep each such Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 P.M. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of such Registration Statement on or before the first Trading Day after the date that the Company telephonically confirms effectiveness with the Commission, which date of confirmation shall initially be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 A.M. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)          Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than five (5) Trading Days following the date of this Agreement. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

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(d)          Demand Registrations. If the Company shall receive at any time a written notice from Holders holding at least fifty percent (50%) of the outstanding Registrable Securities, requesting that the Company effect a registration statement (each, a “Demand Registration Statement”) under the Securities Act with respect to all or a part of the Registrable Securities held by such Holders, then the Company shall: (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and (ii) effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which such Holders request to be registered by notice to the Company within thirty (30) days of the mailing of the notice sent by the Company (each such registration, a “Demand Registration”).

If the Holders initiating the Demand Registration request (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made and the Company shall include such information in the written notice to all Holders referred to in the preceding paragraph. The underwriter will be selected by such Holders and shall be reasonably acceptable to Company. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this section, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities (including primary securities) are first excluded in their entirety from the underwriting.

Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a Demand Registration a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for a registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than thirty (30) days in the aggregate. In addition, the Company shall not be obligated to effect, or to take any action to effect, any Demand Registration after the Company has effected four (4) Demand Registrations, such registration statements have been declared effective and the sales of Registrable Securities under such Demand Registrations have closed. No incidental right under this Section 2(e) shall be construed to limit any other registration required hereunder.

(e)          “Piggy-Back” Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash, other than (i) the initial registration of any series or class of the Company’s securities, (ii) a registration relating solely to the sale of securities to participants in a stock plan, (iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (iv) a registration on Form S-4 (or any successor form) relating solely to a transaction pursuant to the SEC’s Rule 145, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request by a Holder given to the Company within twenty (20) days after such notice by the Company, the Company shall, subject to the following paragraph, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered (each such registration, a “Piggyback Registration”) on such registration statement (each, a “Piggyback Registration Statement”).

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In connection with any Piggyback Registration involving a primary sale of Common Stock, the Company shall not be required to include any of the Holders’ securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities to be sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in such offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; provided, however, there shall first be excluded from such registration statement all shares of Common Stock sought to be included therein by any director, consultant, officer or employee of the Company or any subsidiary. If after such shares are excluded, the underwriters shall determine in their sole discretion that the number of securities which remain to be included in such offering exceeds the amount of securities to be sold that the underwriters determine is compatible with the success of the offering, then the Registrable Securities to be included, if any, shall be apportioned pro rata among the Holders providing notice of their desire to participate in the offering according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such Holders.

No incidental right under this Section 2(e) shall be construed to limit any other registration required hereunder.

3.	Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:

(a)          Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to the Holder or their designated counsel copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day or one (1) Trading Day period described above, as applicable.

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(b)          Use commercially reasonable efforts to (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders or their designated counsel true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) during the Effectiveness Period, comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Shares or the Warrant Shares (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report that created the requirement for the Company to amend or supplement such Registration Statement was filed with the Commission.

(c)          Notify the Holders or their designated counsel (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable via electronic mail (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

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(d)          Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)          If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)          Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)          If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book entry statements representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or book entry statements shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)          Following the occurrence of any event contemplated by Section 3(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any twelve (12) month period.

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(i)          The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(j)          The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rules 5110 and/or 5190 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing promptly and in any case within the time period then required by FINRA.

4.          Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company pursuant to Section 3(j) above, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rules 5110 and/or 5190, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. The Company shall also pay all expenses incurred in connection with each Piggyback Registration and Demand Registration by each Holder, including all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto, and the fees and disbursements of one counsel for the selling Holders selected by them in each such offering, but excluding stock transfer taxes, underwriting discounts and commissions relating to the Registrable Securities. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

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5.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)            Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

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(b)          Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents, stockholders, Affiliates and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)          Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

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6.	Miscellaneous.

(a)          Remedies. In the event of a breach by the Company or by a Holder of any of its obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)          No Piggyback by non-Holders on Registration Statements Filed Pursuant Hereto; Prohibition on Filing Other Registration Statements. Except and to the extent specified in the SEC Reports or the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement (except a Piggyback Registration Statement) other than the Registrable Securities, and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders (other than this Agreement). The Company shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4 until the earlier of (i) the date that is thirty (30) days after the Effective Date or (ii) the date that all Registrable Securities are eligible for resale by non-affiliates without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 and by affiliates within the applicable volume limitations of Rule 144. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement.

(c)          Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d)          Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company may provide stock transfer orders to enforce the provisions of this Section 6(d). The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c).

(e)          No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

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(f)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, in which case such amendment, modification, supplement or waiver shall be binding on all Holders, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(i)          Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k)          Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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(m)          Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n)          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of each other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Brian Piper
Name: Brian Piper
Title: Chief Financial Officer

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

The Children’s Hospital of Philadelphia Foundation

AUTHORIZED SIGNATORY

By:	/s/ Thomas J. Todorow
Name:	Thomas J. Todorow
Title:	Chief Financial Officer

ADDRESS FOR NOTICE

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Adage Capital Partners, L.P.

AUTHORIZED SIGNATORY

By:	/s/ James Bardinelli
Name:	James Bardinelli
Title:	Chief Financial Officer

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

667, L.P.

AUTHORIZED SIGNATORY

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L/P/, and not as the general partner.

By:	/s/ Scott L. Lessing
Name:	Scott L. Lessing
Title:	President

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Baker Brothers Life Sciences, L.P.

AUTHORIZED SIGNATORY

By: Baker Bros. Advisors LP, Management Company and Investment Advisor to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Science Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Name:	Scott L. Lessing
Title:	President

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Sol J. Barer

AUTHORIZED SIGNATORY

By:	/s/ Sol J. Barer
Name:	Sol J. Barer
Title:	Chairman of the Board of Directors

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Eugene A. Bauer

AUTHORIZED SIGNATORY

By:	/s/ Eugene A. Bauer
Name:	Eugene A. Bauer
Title:	Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Alastair Clemow

AUTHORIZED SIGNATORY

By:	/s/ Alastair Clemow
Name:	Alastair Clemow
Title:	Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Michael F. Cola

AUTHORIZED SIGNATORY

By:	/s/ Michael F. Cola
Name:	Michael F. Cola
Title:	President, Chief Executive Officer and Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Barbara G. Duncan

AUTHORIZED SIGNATORY

By:	/s/ Barbara G. Duncan
Name:	Barbara G. Duncan
Title:	Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Wilbur H. Gantz Revocable Trust

AUTHORIZED	SIGNATORY

By:	/s/ Wilbur H. Gantz
Name:	Wilbur H. Gantz
Title:	Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Joseph J. Grano, Jr.

AUTHORIZED SIGNATORY

By:	/s/ Joseph J. Grano, Jr.
Name:	Jospeh J. Grano, Jr.
Title:	Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Garry A. Neil

AUTHORIZED SIGNATORY

By:	/s/ Garry A. Neil
Name:	Garry A. Neil
Title:	Chief Scientific Officer

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Annex A

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock issued to the selling stockholders and issuable upon exercise of the warrants issued to the selling stockholders to permit the resale of those shares of Common Stock by such holders of Common Stock and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

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Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121 and Supplementary Material .01 and Supplementary Material .02 thereto.

In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are "underwriters" within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8.0%).

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any, and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Annex B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.0001 per share of Aevi Genomic Medicine, Inc. (the “Company”) issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of August __, 2017 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes	☐	No	☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes	☐	No	☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes	☐	No	☐

Note:	If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	☐	No	☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Compliance and Disclosure Interpretation 239.10 with respect to the Securities Act Section 5, dated Nov. 26, 2008, compiled by the Commission’s Division of Corporation Finance, regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE E-MAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19003

Telephone No.: (215) 981-4000

Facsimile No.: (877) 767-8438

Attention: Brian M. Katz

E-mail: katzb@pepperlaw.com

Appendix C

Form of Warrant

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES WITH A REGISTERED BROKER-DEALER OR WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT .

AEVI GENOMIC MEDICINE, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. ___________________	Original Issue Date: _______________ 2017

Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, ___________________ or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of ___________________ shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $2.84 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time through and including 5:30 P.M., New York City time, on _______________, 2022 (the “Expiration Date”);, and subject to the following terms and conditions:

This Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement, dated August ___, 2017 by and among the Company and the Purchasers identified therein (the “Purchase Agreement”). All such Warrants are referred to herein, collectively, as the “Warrants.”

1.             Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

2.             Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall be the initial Holder set forth above or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.             Registration of Transfers. Subject to the restrictions on transfer set forth in Section 4.1 of the Purchase Agreement and compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in the Purchase Agreement and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Sections 3.2(c), (e) and (f) of the Purchase Agreement, to the Company at its address specified in the Purchase Agreement. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue and deliver at its own expense any New Warrant under this Section 3.

4.	Exercise and Duration of Warrants.

(a)          All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time through and including 5:30 P.M. New York City time, on the Expiration Date. At 5:30 P.M., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(b)          The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice and if a “cashless exercise” may occur at such time pursuant to Section 10 below), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Sections 3.2(c), (d), (e) and (f) of the Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares (if any).

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5.	Delivery of Warrant Shares.

(a)          Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not effective and the Holder directs the Company to deliver a certificate for the Warrant Shares (or uncertificated Warrant Shares) in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, or (ii) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume and manner of sale restrictions pursuant to Rule 144 under the Securities Act or the Holder is an affiliate of the Company within the meaning of such term under Rule 144, in which case such Holder shall receive a certificate for the Warrant Shares (or uncertificated Warrant Shares) issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its commercially reasonable efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

(b)          If by the close of the third (3rd) Trading Day or, on and after September 5, 2017, the second (2nd) Trading Day, after delivery of an Exercise Notice and the payment of the aggregate exercise price in any manner permitted by Section 10 of this Warrant, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares (or such number of uncertificated Warrant Shares) in the manner required pursuant to Section 5(a), and if after such third (3rd) Trading Day or second (2nd) Trading Day, as the case may be. and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within three (3) Trading Days or two (2) Trading Days, as the case may be, after the Holder’s request and in the Holder’s sole discretion, either (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company’s obligation to deliver such Warrant Shares shall terminate or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares (or such Warrant Shares in uncertificated form) and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the Buy-In over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the closing bid price of a share of Common Stock on the Exercise Date.

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(c)          To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Warrant Shares (or uncertificated Warrant Shares) as required pursuant to the terms hereof.

6.             Charges, Taxes and Expenses. Issuance and delivery of certificates for Warrant Shares (or uncertificated Warrant Shares) issuable upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates (or uncertificated shares of Common Stock), all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares (or uncertificated Warrant Shares) or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.             Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.             Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

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9.             Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital of the Company, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii), (iii) or (iv) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or reclassification.

(b)          Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained therein.

(c)          Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the survivor or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting securities of the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, only the same amount and kind of securities, cash or property (net of the Exercise Price per Warrant Share then in effect) as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or Person shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

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(d)          Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)          Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest share, as applicable.

(f)          Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g)          Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission (as defined in the Purchase Agreement) pursuant to a Current Report on Form 8-K.

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10.           Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if, on any Exercise Date there is not an effective Registration Statement (as defined in that certain Registration Rights Agreement, of even date herewith, by and among the Company and the several Purchasers signatory thereto) registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is being exercised;

“A” equals the average of the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) for the five (5) consecutive Trading Days ending on the date immediately preceding the Exercise Date; and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (or its successor entity). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

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11.           No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

12.           Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a Person for such notices or communications shall be as set forth in the Purchase Agreement unless changed by such Person by two (2) Trading Days’ prior notice to the other Persons in accordance with this Section 12.

13.           Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged, any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party, or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business, shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14.	Miscellaneous.

(a)           The Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b)          The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

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(c)          Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amend its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(d)          Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

15.           Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant and in Section 4.1 of the Purchase Agreement, and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

16.           Amendment and Waiver. Except as otherwise provided herein, this Warrant may be amended only (i) in writing signed by the Company and the Holder, or their respective successors and assigns, or (ii) if the Company has obtained the written consent of the Holders of Warrants representing no less than a majority of the Warrant Shares obtainable upon exercise of the Warrants then outstanding, and in either case the Company may thereafter take any action herein prohibited, or omit to perform any act herein required to be performed by it, pursuant to the terms of any such amendment.

17.           Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

18.           Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE PURCHASE AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

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19.           Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

20.           Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

AEVI GENOMIC MEDICINE, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1)           The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by Aevi Genomic Medicine, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

(3)           The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	Cash Exercise

☐	“Cashless Exercise” under Section 10 of the Warrant

(4)            If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $___________ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

FORM OF ASSIGNMENT

[To be completed and executed by the Holder only upon transfer of the Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              (the “Transferee”) the right represented by the within Warrant to purchase                  shares of Common Stock of Aevi Genomic Medicine, Inc. (the “Company”) to which the within Warrant relates and appoints                              as attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)	the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(a)(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)	the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)	the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

Appendix D

Form of Certificate of Amendment

CERTIFICATE OF AMENDMENT

OF THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AEVI GENOMIC MEDICINE, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Aevi Genomic Medicine, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

1. The name of the corporation is Aevi Genomic Medicine, Inc.

2. This Certificate of Amendment amends the provisions of the corporation’s Amended and Restated Certificate of Incorporation, which was previously filed with the Secretary of State of the State of Delaware on December 3, 2007, and amended by that certain Certificate of Amendment to the Amended and Restated Certificate of Incorporation, which was previously filed with the Secretary of State of the State of Delaware on June 4, 2009, and further amended by that certain Certificate of Amendment to the Amended and Restated Certificate of Incorporation, which was previously filed with the Secretary of State of the State of Delaware on February 14, 2011, and further amended by that certain Certificate of Amendment to the Amended and Restated Certificate of Incorporation, which was previously filed with the Secretary of State of the State of Delaware on December 14, 2016 (collectively, the “Certificate of Incorporation”).

3. The Certificate of Incorporation is hereby amended to effect a change to the authorized stock of the Corporation. Article IV of the Certificate of Incorporation is hereby deleted in its entirety, and the following shall be substituted in lieu thereof:

ARTICLE IV

AUTHORIZED STOCK

The total number of shares of all classes of stock which the corporation shall have the authority to issue is 200,000,000 all of which shall be shares of common stock, $0.0001 par value per share (“Common Stock”).

4. The amendment set forth in this Certificate of Amendment was duly adopted by (i) the Board of Directors of the Corporation in accordance with Section 242(b)(1) of the General Corporation Law of the State of Delaware (the “DGCL”) and (ii) the stockholders of the Corporation in accordance with Section 242(b)(2) of the DGCL.

5. This amendment shall be effective as of 12:01 a.m. Eastern Time on _________, 2017.

IN WITNESS WHEREOF, Aevi Genomic Medicine, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on this _____ day of _________, 2017.

Aevi Genomic Medicine, Inc.

By:
Name: Michael F. Cola
Title: President and Chief Executive Officer